CONSENT OF JANET LOSS, C.P.A., P.C.

     We consent to the reference of our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Franks Express, Inc., dated March 31, 1997 in the Registration Statement (Form SB-2) and related Prospectus of Franks' Express, Inc. for the registration of shares of its common stock.



Denver, Colorado
May 23, 1997



                                       JANET LOSS, C.P.A., P.C.


                                       By:  /S/  JANET LOSS
                                           -------------------------------------
                                           Jane Loss
                                           Certified Public Accountant



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